UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019

CHINA FOODS HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-32522	84-1735478
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Everbright Center, Suite 3102 108 Gloucester Road Wanchai, Hong Kong	0000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (852) 3618-8608

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	CFOO	Not Appilcable

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On December 11, 2019, the Board of Directors of China Foods Holdings Ltd. (the “Company”) approved a change to its end of fiscal year from September 30 to December 31. The change in fiscal year will become effective for the Company’s 2020 fiscal year, which will begin January 1, 2020 and end December 31, 2020. The Company plans to file a transition report on Form 10-KT for the three-month period from October 1, 2019 through December 31, 2019 within the time period prescribed by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Foods Holdings Ltd.

Date: December 12, 2019	By:	/s/ Kong Xiao Jun
Kong Xiao Jun
Chief Executive Officer